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                                                                   EXHIBIT 10.21



                             MUTUAL GENERAL RELEASE

        KNOW ALL MEN BY THESE PRESENTS, that Mr. Nobutaka Mutaguchi ("Mutaguchi") and any and all organizations and companies Mutaguchi is affiliated with or has worked for and each of their respective past, present and future subsidiaries, affiliates, officers, directors, employees, agents, stockholders, partners, managers, representatives, members, heirs, executors, administrators, successors and assigns (collectively referred to herein as the "Mutaguchi Releasing Parties"), in consideration of the sum of One Million One Hundred and Fifty Thousand Dollars ($1,150,000.00) (the "Horseshoe Payment"), received by Mutaguchi from Horseshoe Gaming, L.L.C., a Delaware limited liability company ("Horseshoe"), with its principal office at 4024 South Industrial Road, Las Vegas, NV 80103, and this Mutual General Release executed by Horseshoe, Horseshoe Gaming, Inc., a Nevada corporation ("HGI"), Horseshoe GP, Inc., a Nevada corporation ("HGP"), Robinson Property Group, L.P., a Mississippi limited partnership ("RPG"), New Gaming Capital Partnership, L.P., a Nevada limited partnership ("NGCP"), Horseshoe Entertainment, L.P., a Louisiana limited partnership ("HE") and Mr. Jack B. Binion ("Binion"), hereby releases and forever discharges to the fullest extent permissible by law Horseshoe, HGI, HGP, RPG, NGCP, HE, Binion and each of their respective past, present and future subsidiaries, affiliates, officers, directors, employees, agents, stockholders, partners, managers, representatives, members, heirs, executors, administrators, successors and assigns, both individually and in their official capacities (collectively referred to herein as "Horseshoe Released Parties"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, complaints, charges, commissions, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, liabilities, obligations, claims, and demands whatsoever, at law, admiralty or in equity, whether known or unknown, suspected or unsuspected, which the Mutaguchi Releasing Parties or the Mutaguchi Releasing Parties' heirs, executors, administrators, successors and assigns, ever had, may now have or hereafter can, shall or may have against the Horseshoe Released Parties or any of them with respect to events, matters or transactions occurring from the beginning of the world to the date of this Mutual General Release (collectively "Horseshoe Released Claims"). Each of the Mutaguchi Releasing Parties hereby agrees to indemnify and hold harmless each of the Horseshoe Released Parties against any claim that a Mutaguchi Releasing Party is owed any amounts by any of the Horseshoe Released Parties on account of a Horseshoe Released Claim.

        Horseshoe, HGI, HGP, RPG, NGCP, HE, Binion and each of their respective past, present and future subsidiaries, affiliates, officers, directors, employees, agents, stockholders, partners, managers, representatives, members, heirs, executors, administrators, successors and assigns (collectively referred to herein as the "Horseshoe Releasing Parties"), in consideration of the sum of Ten Dollars ($10.00) (the "Mutaguchi Payment"), received by Horseshoe from Mutaguchi and this Mutual General Release executed by Mutaguchi, hereby releases and forever discharges to the fullest extent permissible by law, Mutaguchi and any and all organizations and companies Mutaguchi is affiliated with or has worked for and each of their respective past, present and future subsidiaries, affiliates, officers, directors, employees, agents, stockholders, partners, managers, representatives, members, heirs, executors, administrators, successors and assigns (collectively

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referred to herein as "Mutaguchi Released Parties"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, complaints, charges, commissions, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, liabilities, obligations, claims, and demands whatsoever, at law, admiralty or in equity, whether known or unknown, suspected or unsuspected, which the Horseshoe Releasing Parties or the Horseshoe Releasing Parties' heirs, executors, administrators, successors and assigns, ever had, may now have or hereafter can, shall or may have against the Mutaguchi Released Parties or any of them with respect to events, matters or transactions occurring from the beginning of the world to the date of this Mutual General Release (collectively "Mutaguchi Released Claims"). Each of the Horseshoe Releasing Parties hereby agrees to indemnify and hold harmless each of the Mutaguchi Released Parties against any claim that a Horseshoe Releasing Party is owed any amounts by any of the Mutaguchi Released Parties on account of a Mutaguchi Released Claim.

        The Mutaguchi Releasing Parties and Horseshoe Releasing Parties (collectively referred to herein as the "Releasing Parties") acknowledge that, in executing this Mutual General Release, they are not relying on any representations, warranties, assurances, statements, or other information of any kind provided or made by any of the Released Parties or their counsel. The Releasing Parties are aware that they are releasing claims as to which they may be currently unaware and only later may come to learn, but are nevertheless willing to enter into this Mutual General Release. It is the intention of the Releasing Parties that, notwithstanding the possibility that the Releasing Parties or their counsel discover or gain a more complete understanding of the facts, events or law which, if presently known or fully understood, would have affected this Mutual General Release, this Mutual General Release shall be deemed to have fully, finally, and forever settled all Mutaguchi Released Claims and Horseshoe Released Claims, and the Horseshoe Payment and the Mutaguchi Payment represents payment in full, of all amounts due to the Mutaguchi Releasing Parties and the Horseshoe Releasing Parties by the Horseshoe Released Parties and the Mutaguchi Released Parties, respectively, without regard to the existence or subsequent discovery of different or additional facts, events or law.

        The Releasing Parties hereby waive the provisions of Section 1542 of the California Civil Code only to the extent it applies to the releases given by the Releasing Parties in this Mutual General Release. Section 1542 of the California Civil Code provides as follows:

               A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

        This Mutual General Release shall be governed by and construed in accordance with the laws of the State of New York without regard to provisions of conflicts of laws.

        This Mutual General Release may not be changed orally.



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        IN WITNESS WHEREOF, each of Mutaguchi, on behalf of all of the Mutaguchi
Releasing Parties, and the other persons signatory hereto, on behalf of all of the Horseshoe Releasing Parties, have executed or caused this Mutual General Release to be executed on the ____ day of February 1999.


                                        ________________________________________
                                        Mr. Nobutaka Mutaguchi


                                        ________________________________________
                                        Mr. Jack B. Binion


                                        HORSESHOE GAMING, L.L.C.
                                        By: Horseshoe Gaming, Inc., its Manager


                                        ________________________________________
                                        Jack B. Binion
                                        Chief Executive Officer and
                                        Chairman of the Board


                                        HORSESHOE GAMING, INC.


                                        ________________________________________
                                        Jack B. Binion
                                        Chief Executive Officer and
                                        Chairman of the Board


                                        HORSESHOE GP, INC.


                                        ________________________________________
                                        Jack B. Binion
                                        President


                                        ROBINSON PROPERTY GROUP LIMITED
                                        PARTNERSHIP
                                        By: Horseshoe GP, Inc., its General
                                            Partner



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                                        ________________________________________
                                        Jack B. Binion
                                        President


                                        NEW GAMING CAPITAL PARTNERSHIP, L.P.
                                        By: Horseshoe GP, Inc., its General
                                            Partner


                                        ________________________________________
                                        Jack B. Binion
                                        President


                                        HORSESHOE ENTERTAINMENT, L.P.
                                        By: New Gaming Capital Partnership,
                                            L.P.,  its  General Partner
                                        By: Horseshoe GP, Inc., its General
                                            Partner


                                        ________________________________________
                                        Jack B. Binion
                                        President